Income Tax (Tables)	12 Months Ended
Dec. 31, 2012
Schedule of Effective Income Tax Rate Reconciliation [Table Text Block]
	2012	2011
Statutory income taxes	$(605)	$(694)
Net operating losses for which no tax benefits have been recorded	368	514
Excess of depreciation over capital cost allowance	3	(2)
Non-deductible expenses	18	4
Undeducted research and development expenses	273	231
Tax deductible portion of transaction costs	-	-
Investment tax credit	(57)	(53)
Modification of warrants terms	-	-

	$-	$-

Schedule of Deferred Tax Assets and Liabilities [Table Text Block]
	2012	2011

Leasehold Improvements and equipment	$13	$14
Net operating losses carryforward	2,278	2,140
Undeducted research and development expenses	1,301	1,141
Non-refundable tax credits carryforward	914	807

	4,506	4,102

Valuation allowance	(4,506)	(4,102)

	$-	$-